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                                                                    EXHIBIT 10.4
                                     FORM OF
                                     -------
                          ACKNOWLEDGMENT AND AGREEMENT
                          ----------------------------

     THIS ACKNOWLEDGMENT AND AGREEMENT (the "Agreement"), dated as of ___________ __, 2002, is made by and among L. Donald Speer, II ("Speer"), Jonathan Ungar ("Ungar") and Alan Henry Woods ("Woods").

                                    RECITALS
                                    --------

     A. Speer owns all of the outstanding shares of capital stock of Speer Casino Marketing, Inc., a Delaware corporation ("Speer Corporation").

     B. Speer, Speer Corporation and Venture Catalyst Incorporated, a Utah corporation (the "Company"), have entered into that certain Agreement and Plan of Merger dated May __, 2002 (the "Merger Agreement") pursuant to which the Company will be merged with and into Speer Corporation (the "Merger").

     C. In connection with the Merger, the Company, Ungar and Woods have entered into that certain Restructuring Agreement dated as of May 13, 2002 (the "Restructuring Agreement"), pursuant to which Ungar and Woods have agreed to restructure certain Promissory Notes previously issued by the Company in favor of each of Ungar and Woods (the "Promissory Notes"), by canceling such Promissory Notes in exchange for the Company's agreement to issue and deliver to each of Ungar and Woods a Class A Contingent Promissory Note (each, a "Contingent Note" and collectively, the "Contingent Notes") providing for principal payments to be made by the Company to Ungar and Woods based upon the Gross Revenues (as defined in the Contingent Notes) of the Company.

     D. It is a condition precedent to the closing of the transactions contemplated by the Restructuring Agreement that Speer enter into this Agreement with Ungar and Woods.

     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    AGREEMENT
                                    ---------

     1. Acknowledgment. The parties hereto acknowledge that they have received
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copies of and reviewed the Merger Agreement, the Restructuring Agreement and the
Contingent Notes.

     2. Agreement of Speer Regarding Business with the Barona Tribe. Until such
        -----------------------------------------------------------
time that both of the Contingent Notes have been paid in full and cancelled, Speer agrees to conduct all of his direct and indirect business dealings with the Barona Tribe (as defined below) exclusively through the Company or such other entity directly or indirectly controlled by Speer ("Speer Affiliates") that assumes the rights and obligations of the Company under the Contingent Notes in accordance with the assignment provisions contained in Section 7 of the Contingent


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Notes. For purposes of this Agreement, the term "Barona Tribe" shall mean the
Barona Group of Capitan Grande Band of Mission Indians, also known as the Barona Band of Mission Indians, a federally recognized Indian Tribe.

     3. Kelly Speer. Notwithstanding the provisions of Section 2 to the
        -----------
contrary, nothing in this Agreement shall prohibit Kelly Speer (Speer's spouse) from performing services for the Barona Tribe or the Barona Casino as an employee or consultant in exchange for compensation (subject to reasonable cost of living adjustments) and fringe benefits (including health and life insurance and automobile benefits) comparable to those currently being provided to Kelly Speer by the Company; provided, however, that until such time that both of the Contingent Notes have been paid in full and cancelled, Kelly Speer may not at the same time be an employee of or a consultant to the Barona Tribe or the Barona Casino, on the one hand, and the Company or any Speer Affiliates, on the other hand. Further, Ungar and Woods shall have no personal recourse against Kelly Speer arising from or related to any breach of or default under this Agreement. Speer acknowledges and agrees that Ungar and Woods shall have personal recourse against him arising from or related to any breach of or default under this Section 3.

     4. Agreement of Speer Regarding the Company. Until such time that both of
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the Contingent Notes have been paid in full and cancelled, Speer agrees to not sell, assign or otherwise transfer (including transfers by operation of law) ownership or control of the Company or Speer Corporation (collectively, the "Speer Entities") or all or substantially all of the assets of any of the Speer Entities to any person or entity other than an entity controlled by Speer and, in any such case, only if the Contingent Notes are assumed by the acquiring entity prior to or concurrent with the consummation of any such sale, assignment or transfer.

     5. Notices. All notices required or permitted hereunder shall be in writing
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and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day,
(c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address indicated for such party on the signature page hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

     6. Termination. This Agreement and all rights and obligations hereunder
        -----------
automatically shall terminate at the time that the Contingent Notes have been paid in full and cancelled.

     7. Severability. In the event that any one or more of the provisions (or
        ------------
parts thereof) contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the rights and privileges of each party shall be enforceable to the fullest extent permitted by law.


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     8. Entire Agreement; Amendments and Waivers. This Agreement constitutes the
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entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the parties hereto. No waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     9. Fees and Expenses. Each party shall be liable for their own costs and
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expenses incurred in connection with this Agreement.

     10. Governing Law. The validity, interpretation and performance of this
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Agreement shall be governed by and construed under the law of the
State of California without regard to conflicts of laws principles.

     11. Enforcement. The parties hereto consent and agree that exclusive
         -----------
jurisdiction for the resolution of any dispute between them in respect of the enforcement of the rights and duties created by this Agreement shall reside in any federal or state court sitting in San Diego County, California. Service in any action to enforce rights created by this Agreement may be effected on counsel of record for any party to this Agreement. The prevailing party in any action to enforce this Agreement shall be entitled to recover its costs and expenses, including, without limitation, reasonable attorneys' fees.

     12. Headings. Headings in this Agreement are included for convenience of
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reference only and shall not be deemed a part of or in any manner to affect this
Agreement or any provision hereof.

     13. Counterparts. This Agreement may be executed in counterparts with the
         ------------
same effect as if all parties hereto had signed the same document. All counterparts so executed shall be deemed to be an original, shall be construed together and shall constitute one agreement.

                            [Signature page follows]


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                [SIGNATURE PAGE TO ACKNOWLEDGMENT AND AGREEMENT]



     IN WITNESS WHEREOF, this Agreement has been executed as of the date written above.


                                     ___________________________________________
                                     L. Donald Speer, II

                                     Address:
                                     8123 Paseo Del Ocaso
                                     La Jolla, California 92037
                                     Facsimile No. 858-454-6780


                                     ___________________________________________
                                     Jonathan Ungar

                                     Address:
                                     300 Elinor Avenue
                                     Mill Valley, California  94941
                                     Facsimile No.: _______________


                                     ___________________________________________
                                     Alan Henry Woods

                                     Address:
                                     ______________________________

                                     ______________________________

                                     Facsimile No.: _______________






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